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                                                                  EXHIBIT 10.22


                  FIRST AMENDMENT TO INVESTMENT MONITORING AGREEMENT

         THIS FIRST AMENDMENT TO INVESTMENT MONITORING AGREEMENT ("FIRST AMENDMENT") is entered into as of February 21, 1997 by and among LEVINE LEICHTMAN CAPITAL PARTNERS, INC., a California corporation ("LLCP"), on the one hand, and MEDIA ARTS GROUP, INC., a Delaware corporation ("MEDIA ARTS" or the "COMPANY"), THOMAS KINKADE STORES, INC., a California corporation ("TKSI"), MAGI ENTERTAINMENT PRODUCTS, INC., a California corporation ("MAGI ENTERTAINMENT"), MAGI SALES, INC., a California corporation ("MAGI SALES"), and CALIFORNIA COAST GALLERIES, a California corporation ("CCG," and together with TKSI, MAGI Entertainment and MAGI Sales being referred to collectively as the "SUBSIDIARIES" and individually as a "SUBSIDIARY"), on the other hand, with reference to the following facts:


                             RECITALS

         A. LLCP, Media Arts and the Subsidiaries (other than CCG) are parties to that certain Investment Monitoring Agreement entered into as of September 10, 1996 (the "MONITORING AGREEMENT"), pursuant to which LLCP is monitoring the investment of Levine Leichtman Capital Partners, L.P., a California limited partnership ("INVESTOR"), in the Company, which investment was made in connection with that certain Securities Purchase Agreement dated as of July 26, 1995, as amended (the "Securities Purchase Agreement"). Capitalized terms not otherwise defined herein are as defined in the Monitoring Agreement.

         B. Concurrently herewith, Investor, Media Arts and the Subsidiaries are amending and restating the terms of the Securities Purchase Agreement, and pursuant to such amendment and restatement the parties wish to amend certain terms of the Monitoring Agreement as set forth below.

                                      AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the receipt and adequacy of which are hereby acknowledged, it is agreed as follows:

1. AMENDMENT OF MONITORING AGREEMENT. The Monitoring Agreement is hereby amended as follows:

    1.1 ADDITIONAL SUBSIDIARY. From and after the date hereof, CCG shall be a "Subsidiary" under and as defined in the Monitoring Agreement, and CCG hereby agrees to be bound by all of the terms and conditions applicable to the "Subsidiaries" as set forth in the Monitoring Agreement as amended by this First Amendment.

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    1.2  SECURITIES PURCHASE AGREEMENT.  Each reference in the Monitoring
Agreement to the Securities Purchase Agreement shall hereafter be deemed to be a reference to that certain Credit Agreement of even date herewith among Investor, Media Arts and the Subsidiaries.

    1.3 COMPENSATION. The monthly monitoring fee set forth is Section 5 of the Monitoring Agreement (a) shall be reduced from $12,500 to $11,500 beginning with the monitoring fee payable on February 28, 1997, and (b) shall be discontinued beginning with the monitoring fee otherwise payable in the month immediately following the month in which the outstanding principal amount under the Consolidated Note (as defined in the Credit Agreement referred to above) is equal to or less than $5,400,000.

2.  MISCELLANEOUS.

    2.1 HEADINGS. The various headings of this First Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this First Amendment or any provisions hereof.

    2.2 COUNTERPARTS. This First Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

    2.3 INTERPRETATION. No provision of this First Amendment shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party's having or being deemed to have structured, drafted or dictated such provision.

    2.4 COMPLETE AGREEMENT. The Monitoring Agreement, as amended by this First Amendment, constitutes the complete agreement between the parties with respect to the subject matter hereof, and supersedes any prior written or oral agreements, writings, communications or understandings of the parties with respect thereto.

    2.5 GOVERNING LAW. This First Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

    2.6 EFFECT. Upon the effectiveness of this First Amendment, each reference in the Monitoring Agreement to "this Agreement," "hereunder," "hereof" or words of like import, shall mean and be a reference to the Monitoring Agreement as amended hereby.

    2.7 CONFLICT OF TERMS. In the event of any inconsistency between the provisions of this First Amendment and any provision of the Monitoring Agreement, the terms and provisions of this First Amendment shall govern and control.


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         IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment to Monitoring Agreement as of the day and year first above written.


MEDIA ARTS GROUP, INC., a              THOMAS KINKADE STORES, INC., a
Delaware corporation                   California corporation


By:  /s/ Kenneth E. Raasch             By:  /s/ Kenneth E. Raasch
   ---------------------------            ---------------------------
    Kenneth E. Raasch                       Kenneth E. Raasch
    President and CEO                       President and CEO


MAGI ENTERTAINMENT PRODUCTS,           MAGI SALES, INC., a
INC., a California corporation         California corporation


By:  /s/ Kenneth E. Raasch             By:  /s/ Kenneth E. Raasch
   ---------------------------            ---------------------------
    Kenneth E. Raasch                       Kenneth E. Raasch
    President and CEO                       President and CEO


CALIFORNIA COAST GALLERIES,
INC., a California corporation


By:  /s/ Kenneth E. Raasch
   ---------------------------
    Kenneth E. Raasch
    President and CEO



Acknowledged:

LEVINE LEICHTMAN CAPITAL PARTNERS, INC.


By:  /s/ Arthur E. Levine
   --------------------------------
    Arthur E. Levine, President


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